Exhibit 99.1

FMC Corporation

Boston Marketing Trip

February 2, 2005

W. Kim Foster

SVP and Chief Financial Officer

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Non-GAAP Financial Terms

These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) divided by Revenue.

ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity.

Segment Financial Terms

These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2003 Form 10-K. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and Amortization for that segment.

EBITDA Margin for a segment is the quotient of EBITDA (defined above) divided by Revenue for that segment.

FMC Corporation

Diversified chemical company with leading market positions in industrial, consumer and agricultural markets globally

($million, 12/31/04)

FMC

Revenue: $2,051.2 EBITDA: $369.8 Margin*: 18.0%

Industrial Chemicals

Revenue: $813.7 EBITDA: $124.3 Margin*: 15.3%

Specialty Chemicals

Revenue: $538.0 EBITDA: $128.5 Margin*: 23.9%

Agricultural Products

Revenue: $703.5 EBITDA: $147.7 Margin*: 21.0%

* EBITDA margin

Our Objectives

Unlocking value and creating a faster growing FMC

Realize the operating leverage inherent within FMC

Sustained double-digit growth in earnings* Industrial Chemicals recovery

Continued growth in Specialty Chemicals and Agricultural Products

Create greater financial flexibility

Reduce net debt to $600 million by the end of 2006 Regain an investment grade credit rating

Focus the portfolio on higher growth businesses

Manage Specialty Chemicals and Agricultural Products for growth Manage Industrial Chemicals for cash Divest any business that cannot sustain our cost of capital Improve ROIC to 12 percent minimum by 2006

* Before restructuring and other income and charges

Strong 2004 Results

Outstanding performance in Agricultural Products

A 10% year-over-year increase in sales Even stronger earnings growth of 44%

Healthy pipeline of in-licensed and newly discovered compounds

Improvement in Industrial Chemicals

Generally higher North American selling prices Significant growth in soda ash export volumes $20 million in annual restructuring savings at Astaris Sold-out market conditions in several businesses

Steady top-line growth in our Specialty Chemicals franchise

Steady growth in demand for BioPolymer and lithium Several unfavorable one-time cost impacts in 2004 Unfavorable raw material costs

Reduction in net debt of $155 million

On Track to Exceed Our Commitments

2003 Actual 2004 Actual 2005 Outlook 2006 Targets

Earnings per Share* $1.90 3.20 3.70 – 3.90 Double-digit growth (4 yrs.)

Net Debt Reduction (millions) $47 155 140 300 (cumulative)

Return on Invested Capital 8.4% 10.5 >11 Minimum of 12

* Before restructuring and other income and charges

Multi-Year Recovery

We remain on track to deliver a sustained multi-year recovery in sales and earnings

2,200

2,000 millions

1,800

1,600 $Sales, 1,400 1,200

1,000

2000 2001 2002 2003 2004 2005E

6.00

5.00

4.00 $ 3.00 EPS*,

2.00 1.00 -

Sales

EPS

* Earnings before restructuring and other income and charges per diluted share; calculated in 2005E using the mid-point of January 28, 2005 guidance.

Industrial Chemicals to be the Primary Driver of Higher Earnings $250

$200

$150

Millions

$100 $50 $0

1998 1999 2000 2001 2002 2003 2004 $194 $208 $177 $133 $130 $94 $124

25%

20%

15%

Margin

10% 5% 0%

EBITDA

Capital Spending

EBITDA Margin (%)

#1 North American manufacturer of soda ash and peroxygens Backward integration into natural resources Low-cost, proprietary production technology

Sold-out U.S. Soda Ash Industry

U.S. Bulk

Soda Ash Price Index (1990 = 1.0)

0.8 0.9 1 1.1 1.2

1990 1991

1992 1993 1994 1995 1996 1997

1998 1999

2000

2001 2002

2003

2005F 2004

85% 90% 95% 100% U.S. Capacity Utilization (% Effective)

2005 Contract Renewals Price Index Effective Capacity Util.

Tight Domestic Hydrogen Peroxide Market

1.2

1.1

1

Peroxide (1994=1.0)

0.9 Hydrogen Price Index 0.8 0.7

0.6

1994 1995

1996 1997

1998

1999

2000

2001

2002 2003

2004

2005F

70 75 80 85 90 95 100 Effective Capacity Utilization (%, North America)

Price Index

Effective Capacity Util.

Industrial Chemicals 2005 Outlook

Total price realization of $50 million

Successful price increase on domestic non-restricted soda ash volume Significant improvement in soda ash export prices Peroxide price increase of a couple cents per lb.

Higher selling prices for North American and European phosphates Peak soda ash prices expected by 2006-7

Total cost increases of $25 million

Freight and energy account for 2/3’s of the increase

Balance is raw materials: caustic, sulfuric acid, acetic acid, phosphate rock

Increased volumes and ongoing fixed cost reduction

Platforms in Specialty Chemicals To Drive Top-line Growth $140

$120

$100

Millions $80

$60 $40 $20 $0

1998 1999 2000 2001 2002 2003 2004 $115 $110 $127 $122 $116 $132 $129

30%

25%

20%

Margin

15% 10% 5% 0%

EBITDA

Capital Spending

EBITDA Margin (%)

BioPolymer: – Market leader in every product line

– Strong franchises in food ingredient and pharmaceutical formulation markets

Lithium: – One of two global, integrated manufacturers

– Focus on specialty markets—pharmaceuticals and energy storage devices

Specialty Chemicals 2005 Outlook

Revenue growth in mid-single digits

Strong organic growth in BioPolymer end-markets of 3-6% per year Focus on lithium specialty markets growing at 4 to >10% per year Selective increases in selling prices

Earnings growth rate in excess of revenue growth

Productivity improvements to drive margin expansion

Raw materials to remain stable versus 2004 and improve thereafter

Agricultural Products to Remain Strong $160 $140 $120

$100

Millions

$80 $60 $40 $20 $0

1998 1999 2000 2001 2002 2003 2004 $106 $87 $114 $101 $99 $111 $148

25%

20%

15% Margin

10% 5% 0%

EBITDA

Capital Spending

EBITDA Margin (%)

Refocused strategy yielding projected benefits

Significant cost savings from outsourcing

Improved product mix through new labels and niche market focus Growth from newly licensed products of $50-90 million by 2008-9

Discovery pipeline with potential to result in 2-4 compounds in next 10 years

Agricultural Products 2005 Outlook

Relatively flat revenue versus 2004

Growth in new products and labels in the Americas and Europe Brazilian market to remain strong for at least another year Unfavorable impact of price pressure from generic producers in North American insecticides

Similar earnings in 2005 versus 2004

Relatively flat sales

Continued progress in reducing manufacturing costs via outsourcing Higher energy, raw material and freight costs

In Summary

Great businesses, each generating EBITDA of over $100 million Industrial Chemicals earnings still over $50 million below peak Steady growth in the balance of the portfolio Low capital expenditure requirements Significant balance sheet deleveraging underway

FMC Corporation

Appendix: Earnings Reconciliation

RECONCILIATION OF NET INCOME (GAAP) TO AFTER-TAX INCOME FROM CONTINUING OPERATIONS, EXCLUDING RESTRUCTURING AND OTHER INCOME AND CHARGES (NON-GAAP) (Unaudited, in millions, except per share amounts)

Twelve Months Ended

December 31,

2004 2003

Diluted earnings per common share (GAAP) $4.28 $ 0.75

Discontinued operations per diluted share (GAAP) 0.42 0.37

Restructuring and other charges per diluted share, before tax* 0.40 1.35

Tax effect of restructuring and other charges per diluted share (0.16) (0.57)

Write-off of deferred financing fees per diluted share** 0.26 -

Tax effect of write-off of deferred financing fees per diluted share (0.10) -

Tax adjustments per diluted share*** (1.90) -

Diluted after-tax income from continuing operations per share,

excluding restructuring and other income and charges (Non-GAAP) $3.20 $1.90

Average number of shares used in diluted

after-tax income from continuing operations per share computations 37.4 35.6

*Restructuring and other charges includes FMC’s share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC’s share of such charges are included in “Equity in loss of affiliates” and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

Appendix: EBITDA Reconciliation

Reconciliation of full-year 2004 consolidated income from continuing operations before income taxes (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

12/31/2004

Income (loss) from continuing operations before

income taxes $31.1

Add:

Restructuring and other charges 15.0

Interest expense, net 78.4

Write-off of deferred financing fees 9.9

Affiliate Interest Expense 1.1

Depreciation and amortization 134.3

EBITDA (Non-GAAP) 369.8

Appendix: Segment EBITDA Reconciliation

Reconciliation of full-year 2004 segment operating profit (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

Industrial Specialty Agricultural

Segment Chemicals Chemicals Products

FY 2004 segment operating profit (GAAP) $57.3 $96.1 $118.4

Add:

Depreciation and amortization 67.0 32.4 29.3

FY 2004 EBITDA (Non-GAAP) $124.3 $128.5 $147.7

Appendix: ROIC Reconciliation

FMC

Reconciliation of Numerator Income from Continuing Operations (GAAP) to numerator Income from Continuing Operations before restructuring and other income and charges and and after-tax interest expense, net (Non-GAAP) used in ROIC (Return on Invested Capital) calculation.
(Unaudited, in millions)

		2003 Actual	2004 Actual
Income (loss) from continuing operations (GAAP)		$ 39.8	$ 175.6
Interest Expense, net		92.2	78.4
Tax effect of Interest Expense, net		(20.0)	(18.2)
Restructuring and other charges*		48.2	15.0
Tax effect of restructuring and other charges (gains)		(20.5)	(5.8)
Write-off of deferred financing fees**			9.9
Tax effect of write-off of deferred financing fees			(3.9)
Tax Adjustments***			(71.0)
ROIC numerator (Non-GAAP)		$ 139.7	$ 180.0
2-Point Average Denominator	**Dec-02**	**Dec-03**	**Dec-04**
Short-term Debt	$ 64.3	$ 13.8	$ 30.2
Current portion of long-term debt	166.8	3.0	70.8
Long-term debt	1,035.9	1,033.4	822.2
Shareholder's Equity	406.0	588.3	876.2
	$ 1,673.0	$ 1,638.5	$ 1,799.4
ROIC denominator (2 pt. avg) (GAAP)		$ 1,655.8	$ 1,719.0
ROIC (Using Non-GAAP Numerator)		8.4%	10.5%

*Restructuring and other charges includes FMC's share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC's share of such charges are included in "Equity in loss of affiliates" and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

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FMC Corporation